Short-Term Borrowings	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Short-term Debt [Text Block]

Note 10:     Short-Term Borrowings

	2011	2010

Federal funds purchased	$-	$-
Securities sold under repurchase agreements - retail	13,778,522	10,785,254
Securities sold under repurchase agreements - broker	5,000,000	35,000,000

Total short-term borrowings	$18,778,522	$45,785,254

At December 31, 2011, State Bank had $11.5 million in federal funds lines, of which $0 was drawn upon. At December 31, 2010, State Bank had $11.5 million in federal funds lines, of which $0 million was drawn upon.

State Bank has retail repurchase agreements to facilitate cash management transactions with commercial customers. These obligations are secured by agency and mortgage-backed securities and such collateral is held by Wilmington Trust Company. At December 31, 2011, retail repurchase agreements totaled $13,778,522. The maximum amount of outstanding agreements at any month-end during 2011 and 2010 totaled $15,239,000 and $18,336,000, respectively, and the monthly average of such agreements totaled $13,238,000 and $12,755,000, respectively. The agreements at December 31, 2011 and 2010 mature within one month.

State Bank also has a repurchase agreement with a brokerage firm who is in possession of the underlying securities. The securities are returned to State Bank on the repurchase date. The maximum amount of outstanding agreements at any month-end during 2011 and 2010 totaled $35,000,000 and $35,000,000, respectively, and the monthly average of such agreements totaled $18,068,000 and $35,000,000, respectively. This repurchase agreement matures in 2012 and at December 31, 2011, totaled $5,000,000 with an interest rate at year-end of 4.95%.